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                                                                   EXHIBIT 10(i)

                        SEPARATION AGREEMENT AND RELEASE

         THIS SEPARATION AGREEMENT AND RELEASE (this "Agreement") is made by and between Parker Drilling Company ("Company") and Tom Wingerter ("Employee").

                                     PURPOSE

         Company has informed Employee that his employment will terminate on September 30, 2003 ("the Termination Date"). Consistent with the terms, conditions and limitations of the Employment Agreement between Company and Employee dated November 1, 2002 as amended and restated ("Employment Agreement"), Employee is eligible to receive certain payments and benefits subject to the execution of this Agreement. Employee agrees that all such payments and benefits described herein are in full and complete satisfaction of any and all obligations the Company has or may have to Employee and that the payments represent something of value beyond anything that he is entitled to. To achieve a final and amicable resolution of the employment relationship in all its aspects and in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged, the parties hereto agree as follows:

                      COVENANTS AND OBLIGATIONS OF COMPANY

         Payment of Separation Benefits: The Company shall pay to Employee a severance payment in a lump sum amount of $491,809 and provide the following benefits, subject to the Employee satisfying all specified conditions described herein:

             - Group Health/Dental Plan ("Health Plan") coverage for 18 months for Employee and spouse at no monthly contribution cost to Employee, subject to the terms and limitations contained in the Employment Agreement and further subject to the terms of the Health Plan. Spouse will only be eligible for this provision if she remains married to Employee throughout the time period.

             - Outplacement Services (capped at $15,000). Company will select the outplacement firm.

             - Company will extend the vesting dates for stock option grants through September 30, 2005 and the expiration dates for such stock option grants will remain in effect

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                  consistent with the information contained in the optionee
                  statement dated December 31, 2002. Both of these benefits are subject to Board approval.

             - The Company agrees to waive, in its entirety, and without reservation, Section 17 of the Employment Agreement. Section 17 specifically pertains to a one year restrictive covenant imposed against the Employee, effective on the termination date, for performing any similar duties as those performed while at the company, either directly or indirectly, for customers of the company, or any affiliate or any business entity that sells, provides or develops products or services competitive with any products or services sold, provided or developed by the company or any affiliate. Notwithstanding the waiving of Section 17 in its entirety, all other restrictions contained in the Employment Agreement remain in full force and effect.

         Payment of the lump sum will be subject to normal payroll taxes and shall be mailed to Employee as soon as administratively feasible after his employment is terminated.

         Other Benefits: Neither this Agreement nor the release contained herein shall waive Employee's right to any vested, accrued benefit under a Company stock option plan or benefit plan in which Employee is a qualified participant, including, but not limited to, any benefits under a pension or retirement plan.

                      COVENANTS AND OBLIGATIONS OF EMPLOYEE

         In consideration of the promises and covenants of Company contained in this Agreement, Employee agrees to the following:

         Waiver of Reinstatement and Future Employment: Employee forever waives and relinquishes any right or claim to reinstatement to active employment with Company, its affiliates, subsidiaries, divisions, successors and parent companies. Employee further acknowledges that Company has no obligation to rehire or return Employee to active duty at any time in the future.

         RELEASE: EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, EMPLOYEE FULLY AND FOREVER RELIEVES, RELEASES AND DISCHARGES COMPANY, ITS PREDECESSORS, SUCCESSORS, SUBSIDIARIES, OPERATING UNITS, AFFILIATES, DIVISIONS, AND PARENT COMPANIES AND THE AGENTS, REPRESENTATIVES,

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OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND ATTORNEYS OF EACH OF THE
FOREGOING, FROM ALL CLAIMS, DEBTS, LIABILITIES, DEMANDS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, COSTS, EXPENSES, DAMAGES, ACTIONS AND CAUSES OF ACTION WHETHER IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ARISING FROM EMPLOYEE'S EMPLOYMENT WITH AND TERMINATION BY COMPANY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL CLAIMS PURSUANT TO TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, 42 U.S.C. SECTION 2000e, ET SEQ., AS AMENDED BY THE CIVIL RIGHTS ACT OF 1991, WHICH PROHIBITS DISCRIMINATION IN EMPLOYMENT BASED ON RACE, COLOR, NATIONAL ORIGIN, RELIGION OR SEX; THE CIVIL RIGHTS ACT OF 1866, 42 U.S.C.
SECTION 1981, 1983 AND 1985, WHICH PROHIBITS VIOLATIONS OF CIVIL RIGHTS; THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, AND AS FURTHER AMENDED BY THE OLDER WORKERS BENEFIT PROTECTION ACT, 29 U.S.C. SECTION 621, ET SEQ., WHICH PROHIBITS AGE DISCRIMINATION IN EMPLOYMENT; THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, 29 U.S.C. SECTION 1001, ET SEQ., WHICH PROTECTS CERTAIN EMPLOYEE BENEFITS; THE AMERICANS WITH DISABILITIES ACT OF 1990, AS AMENDED, 42 U.S.C. SECTION 12101, ET SEQ., WHICH PROHIBITS DISCRIMINATION AGAINST THE DISABLED; THE FAMILY AND MEDICAL LEAVE ACT OF 1993, 29 U.S.C.
SECTION 2601, ET SEQ., WHICH PROVIDES MEDICAL AND FAMILY LEAVE; THE FAIR LABOR STANDARDS ACT, 29 U.S.C. SECTION 201, ET SEQ., INCLUDING THE WAGE AND HOUR LAWS RELATING TO PAYMENT OF WAGES; STATE STATUTES WHICH PROHIBIT DISCHARGE IN RETALIATION FOR EXERCISING RIGHTS UNDER WORKERS COMPENSATION LAWS; AND ALL OTHER FEDERAL, STATE OR LOCAL LAWS OR REGULATIONS PROHIBITING EMPLOYMENT DISCRIMINATION. THIS RELEASE ALSO INCLUDES, BUT IS NOT LIMITED TO, A RELEASE BY EMPLOYEE OF ANY CLAIMS FOR BREACH OF CONTRACT, MENTAL PAIN, SUFFERING AND ANGUISH, EMOTIONAL UPSET, IMPAIRMENT OF ECONOMIC OPPORTUNITIES, UNLAWFUL INTERFERENCE WITH EMPLOYMENT RIGHTS, DEFAMATION, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL DISTRESS, FRAUD, WRONGFUL TERMINATION, WRONGFUL DISCHARGE IN VIOLATION OF PUBLIC POLICY, CONSTRUCTIVE DISCHARGE, BREACH OF ANY EXPRESS OR IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING, THAT THE COMPANY HAS DEALT WITH EMPLOYEE UNFAIRLY OR IN BAD FAITH, AND ALL OTHER COMMON LAW CONTRACT AND TORT CLAIMS. EMPLOYEE IS NOT WAIVING ANY RIGHTS OR CLAIMS THAT MAY ARISE AFTER THIS AGREEMENT IS SIGNED BY EMPLOYEE, NOR IS EMPLOYEE WAIVING ANY RIGHTS OR CLAIMS TO WORKERS' COMPENSATION MEDICAL AND DISABILITY BENEFITS ARISING FROM AN INDUSTRIAL INJURY OR OCCUPATIONAL DISEASE. EMPLOYEE REPRESENTS THAT EMPLOYEE HAS NOT GIVEN OR SOLD ANY PORTION OF ANY CLAIM DISCUSSED IN THIS AGREEMENT TO ANYONE.

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         EMPLOYEE AGREES THAT SHOULD EMPLOYEE ASSERT ANY CLAIM(S) ENCOMPASSED BY
THE RELEASE AGAINST THE COMPANY OR ANY RELEASED PARTY AND SHOULD ANY PORTION OR ASPECT OF THE RELEASE BE HELD VOID OR UNENFORCEABLE AS TO THE CLAIM(S), THE COMPANY SHALL BE ENTITLED TO AN OFFSET AGAINST THE EMPLOYEE'S CLAIM(S) FOR THE ENTIRE AMOUNT OF THE MONETARY CONSIDERATION PAID HEREUNDER.

         Non-Solicitation and Non-Disclosure Agreement: For a period of twelve
(12) months following execution of this Agreement, Employee agrees not to offer employment to any employee of Company or induce, or attempt to induce, any employee of Company to leave the employ of Company. Employee further agrees that he/she will not directly or indirectly, use for Employee's benefit or the benefit of any third party, or disclose and/or release to any person, firm, corporation, association or other entity, except as may be compelled through legal process, any confidential information of Company which includes, without limitation, the following:

         a. any systems, techniques and methods of operation of Company, and

         b. any sales prospects, customer lists, accounts, projects, plans, activities, analysis, evaluations, research or data of any kind, and

         c. patented processes and engineered products, terms and conditions of this Agreement, customer contracts and information on the needs of customers, or any information relating to its business, strategic plans, sales costs, books and records, profits or the financial condition of Company or any of its customers or prospective customers, which are not generally known to the public or recognized as standard practice in the industries in which the Company is engaged.

                           REPRESENTATIONS OF PARTIES

         The parties represent and warrant to and agree as follows:

         Employee acknowledges that the sum to be paid by Company hereunder is consideration to which Employee is not otherwise entitled under any Company plan, program or prior agreement.

         This Agreement has been carefully read by each of the parties and the contents hereof are known and understood by each of the parties. It is signed freely by each party executing this Agreement.

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         Employee acknowledges that Employee has been extended a period of twenty-one (21) days within which to consider this Agreement.

         For a period of seven (7) days following Employee's execution of the Agreement, Employee may revoke the Agreement by notifying Company, in writing, of Employee's desire to do so. After the seven (7) day period has elapsed, this Agreement shall become effective and enforceable.

         Employee acknowledges Employee has been advised by the Company to consult with an attorney before executing this Agreement.

                               GENERAL PROVISIONS

         No Admission of Liability: This Agreement and compliance with this Agreement shall not be construed as an admission by Company of any liability whatsoever, or as an admission by Company of any violation of the rights of Employee or any other person, or any violation of any order, law, statute, duty or contract.

         Governing Law: This Agreement will be interpreted and enforced in accordance with the laws of the State of Texas.

         Entirety and Integration: Upon the execution hereof by all the parties, this Agreement shall constitute a single, integrated contract expressing the entire agreement of the parties relative to the subject matter hereof and, except as otherwise provided herein, shall supersede all prior negotiations, understandings and/or agreements, if any, of the parties. Except as otherwise referenced herein, no covenants, agreements, representations, or warranties of any kind whatsoever have been made by any party hereto, except as specifically set forth in this Agreement.

         Authorization: Each person signing this Agreement as a party or on behalf of a party represents that he or she is duly authorized to sign this Agreement on such party's behalf, and is executing this Agreement voluntarily, knowingly, and without any duress or coercion.

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Dated: 9-25-03                      /s/ Thomas L. Wingerter
                                    --------------------------------------------
                                    EMPLOYEE


Dated: 10-3-03                      PARKER DRILLING COMPANY

                                         By:  /s/ Robert Nash
                                              ----------------------------------
                                         Its:
                                              ----------------------------------


    THIS AGREEMENT IS VOID UNLESS EXECUTED BY EMPLOYEE AND RETURNED TO PARKER

                     DRILLING WITHIN 21 DAYS OF ITS RECEIPT

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